Shareholder Meeting

A Special Meeting of Shareholders was held on January 31, 2002. The results of the voting shareholders on proposals before them are reported below. Each vote reported represents a value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees of the Trust.

                                 Number of Shares         Percentage of Outstanding Shares   Percentage of Shares Voted
Trustees             Affirmative   Withheld   Total         Affirmative  Withheld  Total     Affirmative  Withheld   Total
-----------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey     100,774,124   5,884,359   106,658,483  69.03%        4.03%     73.06%    94.48%       5.52%      100.00%
Dennis B. Mullen     102,839,783   3,818,700   106,658,483  70.44%        2.62%     73.06%    96.42%       3.58%      100.00%
James T. Rothe       102,840,011   3,818,472   106,658,483  70.44%        2.62%     73.06%    96.42%       3.58%      100.00%
William D. Stewart   102,842,395   3,816,088   106,658,483  70.44%        2.62%     73.06%    96.42%       3.58%      100.00%
Martin H. Waldinger  102,838,850   3,819,633   106,658,483  70.44%        2.62%     73.06%    96.42%       3.58%      100.00%
-----------------------------------------------------------------------------------------------------------------------------

Proposal 2
To consider and approve a new investment advisory agreement between Janus Adviser Series, on behalf of the Fund, and Janus Capital Corporation.

                                                              Number of Shares
                                            Record
Fund                                     Total Shares      Affirmative        Against        Abstain
-------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                13,849,845        10,359,508         87,950         672,304
Janus Adviser Aggressive Growth Fund     14,118,971         8,972,943         48,211         456,927
Janus Adviser Capital Appreciation Fund  11,790,574         7,681,210         36,288           4,704
Janus Adviser Core Equity Fund              602,251           346,727          2,060          19,837
Janus Adviser Balanced Fund              24,712,514        19,920,313        150,492         600,672
Janus Adviser Growth and Income Fund      4,056,635         2,234,760         13,158          30,985
Janus Adviser Strategic Value Fund          590,033           588,953             --             376
Janus Adviser International Fund         18,821,986         9,327,188         62,950         182,383
Janus Adviser Worldwide Fund             32,951,689        22,898,078         75,149       1,996,822
Janus Adviser Global Value Fund             209,738           209,723             --              --
Janus Adviser Flexible Income Fund        1,037,981           761,327          5,830           3,236
Janus Adviser Money Market Fund          23,254,133        18,907,414             --              --
-------------------------------------------------------------------------------------------------------


                                           Percentage of Outstanding Shares            Percentage of Shares Voted

Fund                                     Affirmative      Against      Abstain     Affirmative     Against    Abstain
----------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                74.80%           0.64%        4.85%       93.16%          0.79%      6.05%
Janus Adviser Aggressive Growth Fund     63.55%           0.34%        3.24%       94.67%          0.51%      4.82%
Janus Adviser Capital Appreciation Fund  65.14%           0.31%        0.04%       99.47%          0.47%      0.06%
Janus Adviser Core Equity Fund           57.57%           0.34%        3.29%       94.06%          0.56%      5.38%
Janus Adviser Balanced Fund              80.61%           0.61%        2.43%       96.37%          0.73%      2.90%
Janus Adviser Growth and Income Fund      5.09%           0.33%        0.76%       98.06%          0.58%      1.36%
Janus Adviser Strategic Value Fund       99.82%           0.00%        0.06%       99.94%          0.00%      0.06%
Janus Adviser International Fund         49.56%           0.33%        0.97%       97.44%          0.66%      1.90%
Janus Adviser Worldwide Fund             69.49%           0.23%        6.06%       91.70%          0.30%      8.00%
Janus Adviser Global Value Fund          99.99%           0.00%        0.00%      100.00%          0.00%      0.00%
Janus Adviser Flexible Income Fund       73.35%           0.56%        0.31%       98.82%          0.76%      0.42%
Janus Adviser Money Market Fund          81.31%           0.00%        0.00%      100.00%          0.00%      0.00%
----------------------------------------------------------------------------------------------------------------------

Proposal 3A
To approve revisions to or rescission of the fundamental restriction concerning the diversification of the Fund's investments.

                                                                  Number of Shares
                                             Record                                                          Broker
Fund                                      Total Shares      Affirmative      Against       Abstain          Non-Vote
----------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                 13,849,845        9,753,837         75,111        678,495           612,319
Janus Adviser Aggressive Growth Fund      14,118,971        8,888,001         15,787        467,621           106,672
Janus Adviser Capital Appreciation Fund   11,790,574        7,281,445         38,017          8,639           394,101
Janus Adviser Core Equity Fund               602,251          315,408          4,401         20,362            28,453
Janus Adviser Balanced Fund               24,712,514       19,765,168        111,918        614,727           179,664
Janus Adviser Growth and Income Fund       4,056,635        2,044,066         13,902         35,641           185,294
Janus Adviser Strategic Value Fund           590,033          512,080             --            376            76,873
Janus Adviser International Fund          18,821,986        7,958,295        415,068        182,535         1,016,623
Janus Adviser Worldwide Fund              32,951,689       22,094,786         93,143      2,006,326           775,794
Janus Adviser Global Value Fund              209,738          200,000             --             --             9,723
Janus Adviser Flexible Income Fund         1,037,981          607,968         12,611          3,948           145,866
Janus Adviser Money Market Fund           23,254,133       18,896,353             --             --            11,061
----------------------------------------------------------------------------------------------------------------------

                                               Percentage of Outstanding Shares            Percentage of Shares Voted
                                                                           Broker                                     Broker
Fund                                       Affirmative  Against  Abstain  Non-Vote   Affirmative   Against  Abstain  Non-Vote
-------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                  70.43%       0.54%    4.90%     4.42%     87.72%        0.67%    6.10%     5.51%
Janus Adviser Aggressive Growth Fund       62.95%       0.11%    3.31%     0.76%     93.77%        0.17%    4.93%     1.13%
Janus Adviser Capital Appreciation Fund    61.76%       0.32%    0.07%     3.34%     94.29%        0.49%    0.11%     5.11%
Janus Adviser Core Equity Fund             52.37%       0.73%    3.38%     4.72%     85.56%        1.20%    5.52%     7.72%
Janus Adviser Balanced Fund                79.98%       0.45%    2.49%     0.73%     95.62%        0.54%    2.97%     0.87%
Janus Adviser Growth and Income Fund       50.39%       0.34%    0.88%     4.57%     89.70%        0.61%    1.56%     8.13%
Janus Adviser Strategic Value Fund         86.79%       0.00%    0.06%    13.03%     86.90%        0.00%    0.06%    13.04%
Janus Adviser International Fund           42.28%       2.21%    0.97%     5.40%     83.14%        4.34%    1.90%    10.62%
Janus Adviser Worldwide Fund               67.05%       0.28%    6.09%     2.35%     88.49%        0.37%    8.03%     3.11%
Janus Adviser Global Value Fund            95.35%       0.00%    0.00%     4.64%     95.36%        0.00%    0.00%     4.64%
Janus Adviser Flexible Income Fund         58.58%       1.21%    0.38%    14.05%     78.92%        1.64%    0.51%    18.93%
Janus Adviser Money Market Fund            81.26%       0.00%    0.00%     0.05%     99.94%        0.00%    0.00%     0.06%
-------------------------------------------------------------------------------------------------------------------------------

Shareholder Meeting (continued)

Proposal 3B
To approve revisions to the fundamental restriction concerning the Fund's investments in commodities.

                                                                  Number of Shares
                                            Record                                                    Broker
Fund                                      Total Shares      Affirmative      Against    Abstain       Non-Vote
----------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                 13,849,845         9,745,852        78,454      683,137       612,319
Janus Adviser Aggressive Growth Fund      14,118,971         8,789,816       113,697      467,896       106,672
Janus Adviser Capital Appreciation Fund   11,790,574         7,238,364        70,635       19,102       394,101
Janus Adviser Core Equity Fund               602,251           279,162        41,173       19,837        28,452
Janus Adviser Balanced Fund               24,712,514        19,786,710        98,602      606,501       179,664
Janus Adviser Growth and Income Fund       4,056,635         2,041,382        14,620       37,607       185,294
Janus Adviser Strategic Value Fund           590,033           512,080            --          376        76,873
Janus Adviser International Fund          18,821,986         7,899,875       460,971      195,051     1,016,624
Janus Adviser Worldwide Fund              32,951,689        22,080,649        81,353    2,032,253       775,794
Janus Adviser Global Value Fund              209,738           200,000            --           --         9,723
Janus Adviser Flexible Income Fund         1,037,981           608,464        12,626        3,437       145,866
Janus Adviser Money Market Fund           23,254,133        18,896,353            --           --        11,061
----------------------------------------------------------------------------------------------------------------

                                              Percentage of Outstanding Shares               Percentage of Shares Voted
                                                                            Broker                                      Broker
Fund                                       Affirmative   Against  Abstain  Non-Vote     Affirmative  Against  Abstain  Non-Vote
--------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                  70.37%        0.57%    4.93%     4.42%       87.64%        0.71%   6.14%     5.51%
Janus Adviser Aggressive Growth Fund       62.26%        0.80%    3.31%     0.76%       92.74%        1.20%   4.94%     1.12%
Janus Adviser Capital Appreciation Fund    61.39%        0.60%    0.16%     3.34%       93.73%        0.92%   0.25%     5.10%
Janus Adviser Core Equity Fund             46.35%        6.84%    3.29%     4.72%       75.73%       11.17%   5.38%     7.72%
Janus Adviser Balanced Fund                80.07%        0.40%    2.45%     0.73%       95.72%        0.48%   2.93%     0.87%
Janus Adviser Growth and Income Fund       50.32%        0.36%    0.93%     4.57%       89.58%        0.64%   1.65%     8.13%
Janus Adviser Strategic Value Fund         86.79%        0.00%    0.06%    13.03%       86.90%        0.00%   0.06%    13.04%
Janus Adviser International Fund           41.97%        2.45%    1.04%     5.40%       82.53%        4.82%   2.03%    10.62%
Janus Adviser Worldwide Fund               67.01%        0.25%    6.17%     2.35%       88.42%        0.33%   8.14%     3.11%
Janus Adviser Global Value Fund            95.35%        0.00%    0.00%     4.64%       95.36%        0.00%   0.00%     4.64%
Janus Adviser Flexible Income Fund         58.62%        1.22%    0.33%    14.05%       78.98%        1.64%   0.45%    18.93%
Janus Adviser Money Market Fund            81.26%        0.00%    0.00%     0.05%       99.94%        0.00%   0.00%     0.06%
--------------------------------------------------------------------------------------------------------------------------------


Proposal 3C
To approve revisions to the fundamental restriction concerning the lending of a Fund's portfolio securities.

                                                          Number of Shares
                                               Record                                                   Broker
Fund                                        Total Shares      Affirmative      Against    Abstain      Non-Vote
------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                   13,849,845         9,751,625        70,132      685,686      612,319
Janus Adviser Aggressive Growth Fund        14,118,971         8,762,646       141,875      466,888      106,672
Janus Adviser Capital Appreciation Fund     11,790,574         7,236,939        72,060       19,102      394,101
Janus Adviser Core Equity Fund                 602,251           277,949        42,386       19,837       28,452
Janus Adviser Balanced Fund                 24,712,514        19,761,227       113,459      617,128      179,663
Janus Adviser Growth and Income Fund         4,056,635         2,038,953        17,759       36,897      185,294
Janus Adviser Strategic Value Fund             590,033           512,080            --          376       76,873
Janus Adviser International Fund            18,821,986         8,214,611       138,603      202,683    1,016,624
Janus Adviser Worldwide Fund                32,951,689        22,067,960        97,968    2,028,327      775,794
Janus Adviser Global Value Fund                209,738           200,000            --           --        9,723
Janus Adviser Flexible Income Fund           1,037,981           607,752        13,338        3,437      145,866
Janus Adviser Money Market Fund             23,254,133        18,896,353            --           --       11,061
------------------------------------------------------------------------------------------------------------------
  Percentage of Outstanding Shares           Percentage of Shares Voted
                                                                           Broker                                    Broker
Fund                                     Affirmative    Against  Abstain  Non-Vote   Affirmative   Against  Abstain  Non-Vote
-------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                70.41%         0.51%    4.95%     4.42%     87.70%         0.63%   6.16%     5.51%
Janus Adviser Aggressive Growth Fund     62.06%         1.00%    3.31%     0.76%     92.45%         1.50%   4.93%     1.12%
Janus Adviser Capital Appreciation Fund  61.38%         0.61%    0.16%     3.34%     93.72%         0.93%   0.25%     5.10%
Janus Adviser Core Equity Fund           46.15%         7.04%    3.29%     4.72%     75.40%        11.50%   5.38%     7.72%
Janus Adviser Balanced Fund              79.96%         0.46%    2.50%     0.73%     95.59%         0.55%   2.99%     0.87%
Janus Adviser Growth and Income Fund     50.26%         0.44%    0.91%     4.57%     89.47%         0.78%   1.62%     8.13%
Janus Adviser Strategic Value Fund       86.79%         0.00%    0.06%    13.03%     86.90%         0.00%   0.06%    13.04%
Janus Adviser International Fund         43.64%         0.74%    1.08%     5.40%     85.81%         1.45%   2.12%    10.62%
Janus Adviser Worldwide Fund             66.97%         0.30%    6.16%     2.35%     88.38%         0.39%   8.12%     3.11%
Janus Adviser Global Value Fund          95.35%         0.00%    0.00%     4.64%     95.36%         0.00%   0.00%     4.64%
Janus Adviser Flexible Income Fund       58.56%         1.28%    0.33%    14.05%     78.89%         1.73%   0.45%    18.93%
Janus Adviser Money Market Fund          81.26%         0.00%    0.00%     0.05%     99.94%         0.00%   0.00%     0.06%
-------------------------------------------------------------------------------------------------------------------------------


Proposal 3D
To approve revisions to the restriction concerning borrowing money and issuing senior securities.

                                                                Number of Shares
                                                Record                                                     Broker
Fund                                          Total Shares      Affirmative     Against       Abstain     Non-Vote
--------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                     13,849,845         9,722,841       74,548         710,053     612,320
Janus Adviser Aggressive Growth Fund          14,118,971         8,786,659      114,230         470,520     106,672
Janus Adviser Capital Appreciation Fund       11,790,574         7,252,362       70,675           5,064     394,101
Janus Adviser Core Equity Fund                   602,251           279,013       41,318          19,841      28,452
Janus Adviser Balanced Fund                   24,712,514        19,723,889       95,670         672,255     179,663
Janus Adviser Growth and Income Fund           4,056,635         2,031,063       21,711          40,835     185,294
Janus Adviser Strategic Value Fund               590,033           512,080           --             376      76,873
Janus Adviser International Fund              18,821,986         8,239,761      119,139         196,998   1,016,623
Janus Adviser Worldwide Fund                  32,951,689        22,026,651       85,984       2,081,620     775,794
Janus Adviser Global Value Fund                  209,738           200,000           --              --       9,723
Janus Adviser Flexible Income Fund             1,037,981           607,953       12,626           3,948     145,866
Janus Adviser Money Market Fund               23,254,133        18,896,353           --              --      11,061
--------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                   Percentage of Shares Voted
                                                                              Broker                                       Broker
Fund                                     Affirmative    Against    Abstain   Non-Vote     Affirmative   Against  Abstain  Non-Vote
----------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                70.20%         0.54%      5.13%      4.42%       87.44%         0.67%   6.39%     5.50%
Janus Adviser Aggressive Growth Fund     62.23%         0.81%      3.33%      0.76%       92.71%         1.21%   4.96%     1.12%
Janus Adviser Capital Appreciation Fund  61.51%         0.60%      0.04%      3.34%       93.91%         0.92%   0.07%     5.10%
Janus Adviser Core Equity Fund           46.33%         6.86%      3.29%      4.72%       75.69%        11.21%   5.38%     7.72%
Janus Adviser Balanced Fund              79.81%         0.39%      2.72%      0.73%       95.42%         0.46%   3.25%     0.87%
Janus Adviser Growth and Income Fund     50.06%         0.54%      1.01%      4.57%       89.13%         0.95%   1.79%     8.13%
Janus Adviser Strategic Value Fund       86.79%         0.00%      0.06%     13.03%       86.90%         0.00%   0.06%    13.04%
Janus Adviser International Fund         43.78%         0.63%      1.05%      5.40%       86.08%         1.24%   2.06%    10.62%
Janus Adviser Worldwide Fund             66.85%         0.26%      6.32%      2.35%       88.21%         0.34%   8.34%     3.11%
Janus Adviser Global Value Fund          95.35%         0.00%      0.00%      4.64%       95.36%         0.00%   0.00%     4.64%
Janus Adviser Flexible Income Fund       58.57%         1.22%      0.38%     14.05%       78.91%         1.64%   0.52%    18.93%
Janus Adviser Money Market Fund          81.26%         0.00%      0.00%      0.05%       99.94%         0.00%   0.00%     0.06%
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